UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2025

National Presto Industries, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-2451	39-0494170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3925 North Hastings Way Eau Claire, Wisconsin	54703-3703
(Address of principal executive office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 715-839-2121

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	NPK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.05         Material Cybersecurity Incident.

On March 1, 2025, the Registrant experienced a system outage caused by a cybersecurity incident. Upon discovery, the Registrant activated its incident response team, comprised of internal personnel and external cybersecurity experts retained to assist in addressing the incident.

The Registrant is actively conducting a forensic analysis to determine the nature, scope and impact of the incident. At this time, no conclusive evidence has been identified, but the investigation remains ongoing.

In coordination with legal counsel, the Registrant has notified relevant law enforcement about the matter, and has or will notify relevant federal and state regulatory bodies and agencies, and applicable consumer protection agencies, in accordance with applicable laws.

The incident has temporarily impacted the Registrant’s operations, including shipping and receiving, some manufacturing processes, and various other back office functions, much of which are in the process of being restored. The Registrant has implemented temporary measures to maintain critical functions while systems are being restored.

While the full scope of the impact is not yet known, the incident could have the potential to have a material impact on the Registrant’s financial condition and results of operations. The Registrant is continuing its forensic investigation and analysis to assess the potential impact.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

Forward looking statements in this Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. There are certain important factors that could cause results to differ materially from those anticipated by some of the statements made herein. Investors are cautioned that all forward looking statements involve risks and uncertainty. In addition to the factors discussed above, among the other factors that could cause actual results to differ materially are the following: government defense spending and defense requirements; termination for the convenience of the government; interest rates; continuity of relationships with and purchases by the United States Government and other major customers; unexpected problems or events experienced by subcontractors, team members, or their respective suppliers or subcontractors; product mix; competitive pressure on pricing; increases in material, freight/shipping, labor or other production costs that cannot be recouped through pricing; and such other factors as may be described from time to time in the Registrant’s SEC filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National Presto Industries, Inc.
(Registrant)

Date: March 6, 2025	By:	/s/ Maryjo Cohen
(Signature)
Maryjo Cohen
President and Chief Executive Officer

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